UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  March 6, 2006
                                                       -------------------------

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-27290                              11-3191686
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     (Commission File Number)           (IRS Employer Identification No.)

         37-16 23rd Street
      Long Island City, New York                      11101
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(Address of Principal Executive Offices)            (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           On March 6, 2006, KSW, Inc. took the following actions with respect to the compensation of certain of its executive officers:

     1. Established annual base salary compensation, effective as of January 1, 2006, as follows: Richard W. Lucas, Chief Financial Officer, $130,000; and James F. Oliviero, General Counsel, $175,000.

     2. Awarded and paid a performance bonus based on 2005 financial results to Floyd Warkol, Chief Executive Officer, $50,000.

     3. Awarded and paid bonuses as follows: Richard W. Lucas, Chief Financial Officer, $25,000 and James F. Oliviero, General Counsel, $35,000.

           KSW will provide additional information regarding the compensation awarded to named executive officers in its proxy statement for the 2006 annual meeting of stockholders.





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KSW, INC.


                                       By: /s/ Floyd Warkol
                                           -------------------------------------
                                           Name:  Floyd Warkol
                                           Title: Chief Executive Officer




Date:  March 8, 2006










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